                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

--------------------------------------------------------------------------------

                        INVESCO SPECIALTY FUNDS, INC.

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------

     (3) Filing Party:

         -----------------------------------

     (4) Date Filed:

         -----------------------------------

                                                   INVESCO SPECIALTY FUNDS, INC.

[LOGO OF INVESCO APPEARS HERE]
                                                              DECEMBER 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Dear INVESCO Specialty Funds Shareholder:

  Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Asian Growth Fund, INVESCO European Small Company Fund, INVESCO Latin American Growth Fund, INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund (collectively, the "Funds"), the five series of INVESCO Specialty Funds, Inc. (the "Company").

  As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Funds Group, Inc., the investment adviser to the Company; INVESCO Asia Limited, the sub-adviser to INVESCO Asian Growth Fund; INVESCO Asset Management Limited, the sub-adviser to INVESCO European Small Company Fund and INVESCO Latin Amer-ican Growth Fund; and INVESCO Trust Company, the sub-adviser to INVESCO World-wide Capital Goods Fund and INVESCO Worldwide Communications Fund.

  As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Company's present investment advisory and sub-advisory contracts will terminate automatically, as a matter of law. Al-though Company shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory and sub-advisory contracts. Accordingly, to provide continuity of investment advisory services to the Com-pany, the Board of Directors is asking shareholders to approve the following proposals:

 . All shareholders of the Company will be asked to approve a new investment advisory agreement for the Company, with the same parties and on terms substantially identical to the existing investment advisory agreement.

 . Shareholders of INVESCO Asian Growth Fund will be asked to approve a new investment sub-advisory agreement for that Fund, with the same parties and on terms substantially identical to the existing investment sub-advisory agreement.

 . Shareholders of INVESCO European Small Company Fund and INVESCO Latin
   American Growth Fund will be asked to approve a new investment sub-advi-sory agreement for those Funds, with the same parties and on terms sub-stantially identical to the existing investment sub-advisory agreement.

 . Shareholders of INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide
   Communications Fund will be asked to approve a new investment sub-advisory agreement for those Funds, with the same parties and on terms substan-tially identical to the existing investment sub-advisory agreement.

  In addition, all shareholders are being asked to elect directors of the Com-pany and to ratify the selection of Price Waterhouse LLP as the Company's in-dependent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Compa-ny.

  WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSAC-TION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IM-PORTANT FOR YOU AS A SHAREHOLDER OF THE FUNDS IS THAT

9715

APPROVAL OF THE PROPOSALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, SUB-ADVISORY FEES OR EXPENSES OF THE COMPANY OR THE FUNDS OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

  The Board of Directors believes that these proposals are in the best inter-ests of the shareholders. Therefore, we ask that you read the enclosed materi-als and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

  YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVE-LOPE.

Sincerely,

/s/ Dan J. Hesser
Dan J. Hesser
President
INVESCO Specialty Funds, Inc.--
 INVESCO Asian Growth Fund
 INVESCO European Small Company Fund
 INVESCO Latin American Growth Fund
 INVESCO Worldwide Capital Goods Fund
 INVESCO Worldwide Communications Fund

                                                  INVESCO SPECIALTY FUNDS, INC.

                                                    7800 EAST UNION AVENUE
                                                         DENVER, COLORADO 80237
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON JANUARY 31, 1997

  Notice is hereby given that a special meeting of shareholders (the "Meet-ing") of INVESCO Asian Growth Fund (the "Asian Growth Fund"), INVESCO European Small Company Fund (the "European Small Company Fund"), INVESCO Latin American Growth Fund (the "Latin American Growth Fund"), INVESCO Worldwide Capital Goods Fund (the "Worldwide Capital Goods Fund") and INVESCO Worldwide Communi-cations Fund (the "Worldwide Communications Fund") (collectively, the "Funds") of INVESCO Specialty Funds, Inc. (the "Company") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Fri-day, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the follow-ing purposes.

 1.A. To approve or disapprove a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated (the "Merger"). INVESCO PLC is the ultimate parent of IFG.

 1.B FOR SHAREHOLDERS OF THE ASIAN GROWTH FUND ONLY: To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Asia Limited, with respect to the Asian Growth Fund, to take effect only if the Merger is consummated.

 1.C. FOR SHAREHOLDERS OF THE EUROPEAN SMALL COMPANY FUND AND THE LATIN AMER-
      ICAN GROWTH FUND ONLY: To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Asset Management Limited, with re-spect to the European Small Company Fund and the Latin American Growth Fund, to take effect only if the Merger is consummated.

 1.D. FOR SHAREHOLDERS OF THE WORLDWIDE CAPITAL GOODS FUND AND THE WORLDWIDE
      COMMUNICATIONS FUND ONLY: To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Trust Company, with respect to the Worldwide Capital Goods Fund and the Worldwide Communications Fund, to take effect only if the Merger is consummated.

 2.   To elect eleven directors of the Company.

 3. To ratify or reject the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

 4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  None of these proposals is expected to result in any change in the way the Funds are managed, in the advisory or sub-advisory fees or in the services you receive as a shareholder.

  The board of directors of the Company has fixed the close of business on De-cember 9, 1996, as the record date for the determination of shareholders enti-tled to notice of and to vote at the Meeting or any adjournment(s) thereof.

  A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Company, 7800 East Union Avenue, Den-ver, Colorado 80237.

  You are cordially invited to attend the Meeting. Shareholders who do not ex-pect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                   IMPORTANT

  Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

  The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of directors and to approve Proposals 1.A., 1.B., 1.C., 1.D. and 3.

  Your vote, then, could be critical in allowing the Company to hold the Meet-ing as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your coopera-tion is appreciated.

                                            By Order of the Board of Directors,


                                                      /s/ Glen A. Payne
                                                      Glen A. Payne
                                                      Secretary

Denver, Colorado
Dated: December 26, 1996

                                                  INVESCO SPECIALTY FUNDS, INC.

                                                              DECEMBER 26, 1996
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-------------------------------------------------------------------------------

                         INVESCO SPECIALTY FUNDS, INC.
                            7800 EAST UNION AVENUE
                            DENVER, COLORADO 80237

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD JANUARY 31, 1997

                                 INTRODUCTION

  The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Specialty Funds, Inc. (the "Company") on behalf of INVESCO Asian Growth Fund (the "Asian Growth Fund"), INVESCO European Small Company Fund (the "European Small Company Fund"), INVESCO Latin American Growth Fund (the "Latin American Growth Fund"), INVESCO Worldwide Capital Goods Fund (the "Worldwide Capital Goods Fund") and INVESCO Worldwide Communi-cations Fund (the "Worldwide Communications Fund")(collectively, the "Funds"), the five series of the Company, for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Moun-tain Standard Time, on Friday, January 31, 1997, at the Denver Marriott South-east, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjourn-ment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JULY 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE COMPANY, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-646-8372). The approximate mailing date of proxies and this Proxy Statement is December 26, 1996.

  The primary purpose of the Meeting is to allow shareholders to consider new investment advisory and sub-advisory agreements for the Funds. As explained in more detail below, the existing advisory and sub-advisory agreements for the Funds will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct, wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relationships for the Funds under new contracts which would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the new investment advisory and sub-advisory contracts. The transactions con-templated by the Merger and the terms of the new investment advisory and sub-advisory agreements are discussed below.

  OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVI-SORY AND SUB-ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRES-ENT AGREEMENTS.

  Therefore:

 (1) Shareholders of all five Funds are being asked to approve a new invest-ment advisory agreement (the "Proposed Advisory Agreement") between the Company and its investment adviser, INVESCO Funds Group, Inc. (the "Ad-viser" or "IFG"), to replace the existing agreement between the Company and the Adviser (the "Current Advisory Agreement");

 (2) Shareholders of the Asian Growth Fund are being asked to approve a new investment sub-advisory agreement (the "Proposed IAL Agreement") between IFG and that Fund's sub-adviser, INVESCO Asia Limited ("IAL"), to re-place the existing sub-advisory agreement between IFG and IAL (the "Cur-rent IAL Agreement");

 (3) Shareholders of the European Small Company Fund and the Latin American Growth Fund (together, the "IAM Sub-Advised Funds") are being asked to approve a new investment sub-advisory agreement (the "Proposed IAM Agreement") between IFG and those Funds' sub-adviser, INVESCO Asset Man-agement Limited ("IAM"), to replace the existing sub-advisory agreement between IFG and IAM (the "Current IAM Agreement"); and

 (4) Shareholders of the Worldwide Capital Goods Fund and the Worldwide Com-munications Fund (together, the "ITC Sub-Advised Funds") are being asked to approve a new investment sub-advisory agreement (the "Proposed ITC Agreement") between IFG and those Funds' sub-adviser, INVESCO Trust Com-pany ("ITC"), to replace the existing sub-advisory agreement between IFG and ITC (the "Current ITC Agreement").

  Elsewhere in this Proxy Statement, the Current IAL Agreement, the Current IAM Agreement and the Current ITC Agreement are collectively referred to as the "Current Sub-Advisory Agreements," and, together with the Current Advisory Agreement, are collectively referred to as the "Current Agreements." Similar-ly, the Proposed IAL Agreement, the Proposed IAM Agreement and the Proposed ITC Agreement are collectively referred to as the "Proposed Sub-Advisory Agreements," and, together with the Proposed Advisory Agreement, are collec-tively referred to as the "Proposed Agreements." Each of IAL, IAM and ITC is referred to as a "Sub-Adviser" and, collectively, as the "Sub-Advisers."

  The following factors should be considered by shareholders in determining whether to approve the Proposed Agreements:

 . The Proposed Advisory Agreement and each of the Proposed Sub-Advisory
   Agreements were approved by the Directors, including the Independent Di-rectors (as defined below).

 . There will be no change in the investment objectives or policies of the Funds.

 . There will be no increase in the fees payable to the Adviser or to the Sub-Advisers as a result of the approval and implementation of the Pro-posed Agreements.

 . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Company or of each of the Sub-Advisers who are responsible for managing the investments of the Funds.

  The following table indicates the Funds being solicited with respect to the proposals being presented at the Meeting:

                     PROPOSAL                                  FUND
                     --------                                  ----
  1.A. Approval of new Advisory Agreement between  All five Funds the Company and IFG
  1.B. Approval of new Sub-Advisory Agreement      Asian Growth Fund
       between
       IFG and IAL
  1.C. Approval of new Sub-Advisory Agreement      European Small Company Fund
       between                                     and Latin American
       IFG and IAM                                 Growth Fund
  1.D. Approval of new Sub-Advisory Agreement      Worldwide Capital Goods Fund
       between                                     and Worldwide
       IFG and ITC                                 Communications Fund
  2. Election of Directors                         All five Funds
  3. Ratification or Rejection of Independent      All five Funds
     Accountants

  If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for di-rector hereinafter listed and FOR Proposals 1.A., 1.B., 1.C., 1.D. and 3. One third of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meet-ing, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely de-livered the necessary instructions for the broker to vote the shares or if the broker has exercised discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have dis-cretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the re-quired quorum but will have the effect of a negative vote on any proposals on which it does not vote.

  Because certain of the proposals being submitted for a vote of the share-holders of each Fund are identical, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

  In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

  Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

  Shareholders of the Funds of record at the close of business on December 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and cor-responding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, 17,405,298 shares of the Company's common stock, $.01 par value per share were outstanding, including 3,411,377 shares of the Asian Growth Fund, 7,583,518 shares of the European Small Com-pany Fund, 2,135,600 shares of the Latin American Growth Fund, 389,305 shares of the Worldwide Capital Goods Fund and 3,885,498 shares of the Worldwide Com-munications Fund.

  The following table sets forth, as of the Record Date, the beneficial owner-ship of each Fund's issued and outstanding common stock by each 5% or greater shareholder. The Directors and executive officers of the Company did not own 1% or more of the outstanding Fund shares as of the Record Date.

  Name and Address                           Amount of                   Percent of
 of Beneficial Owner                   Beneficial Ownership(1)           Common Stock
 -------------------                   -----------------------           ------------
   ASIAN GROWTH FUND
   Charles Schwab & Co., Inc.             1,322,352.5080                  38.581%
   Special Custody Account for the
   Exclusive Benefit of Customers
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA 94104

   EUROPEAN SMALL COMPANY FUND
   Charles Schwab & Co., Inc.             3,669,825.9940                  47.975%
   Special Custody Account for
   the Exclusive Benefit of Customers
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA 94104

   LATIN AMERICAN GROWTH FUND
   Charles Schwab & Co., Inc.               981,543.2810                  45.982%
   Special Custody Account for
   the Exclusive Benefit of Customers
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA 94104

   WORLDWIDE CAPITAL GOODS FUND
   Charles Schwab & Co., Inc.               118,728.3740                  30.359%
   Special Custody Account for
   the Exclusive Benefit of Customers
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA 94104

  Name and Address                            Amount of                   Percent of
of Beneficial Owner                    Beneficial Ownership(1)           Common Stock
-------------------                    -----------------------           ------------
   INVESCO Funds Group, Inc.                 30,835.7980                    7.885%
   P.O. Box 173706
   Denver, CO 80201
   INVESCO Trust Company                     25,696.4980                    6.571%
   P.O. Box 173706
   Denver, CO 80201
   WORLDWIDE COMMUNICATIONS FUND
   Charles Schwab & Co., Inc.               871,895.6650                   21.768%
   Special Custody Account for
   the
   Exclusive Benefit of Custom-
   ers
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA 94104
   Donaldson Lufkin & Jenrette              216,585.2380                    5.407%
   Securities Corp.
   Mutual Funds, 5th Fl.
   P.O. Box 2052
   Jersey City, NJ 07303

  (1) Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers re-tain sole voting power.

  In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of IFG, personally or by telephone or telegraph, without special compensation. In ad-dition, Shareholder Communications Corporation ("SCC") will be retained to as-sist in the solicitation of proxies.

  As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Telephone authoriza-tions will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public pol-icy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

  In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has re-ceived the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC represen-tative has the responsi-bility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A share-holder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who at-tends the Meeting in person may vote by ballot at the Meeting, thereby cancel-ing any proxy previously given.

  All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Company, the Funds or their share-holders.

  The Board may seek one or more adjournments of the Meeting to solicit addi-tional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified direc-tors and approve Proposals 1.A., 1.B., 1.C., 1.D. and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares pres-ent at the Meeting (or an adjournment thereof) in person or by proxy and enti-tled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such ad-journment if sufficient votes have been received and it is otherwise appropri-ate.

PROPOSAL 1:   A. APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COM-
                 PANY AND INVESCO FUNDS GROUP, INC.

              B. WITH RESPECT TO THE ASIAN GROWTH FUND, APPROVAL OF THE PRO-
                 POSED SUB-ADVISORY AGREEMENT BETWEEN INVESCO FUNDS GROUP, INC. AND INVESCO ASIA LIMITED

              C. WITH RESPECT TO THE EUROPEAN SMALL COMPANY FUND AND THE LATIN
                 AMERICAN GROWTH FUND, APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN INVESCO FUNDS GROUP, INC. AND INVESCO ASSET MANAGEMENT LIMITED

              D. WITH RESPECT TO THE WORLDWIDE CAPITAL GOODS FUND AND THE
                 WORLDWIDE COMMUNICATIONS FUND, APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN INVESCO FUNDS GROUP, INC. AND INVESCO TRUST COMPANY

BACKGROUND

  IFG serves as investment adviser to the Company pursuant to the Current Ad-visory Agreement. The Current Advisory Agreement provides that the Adviser, upon receipt of written approval of the Company, is authorized to retain companies to provide investment advisory services to the Company. Accordingly, IFG has entered into a sub-advisory agreement with IAL, pursuant to which IAL serves as sub-adviser to, and is primarily responsible for, man-aging the investments of the Company's Asian Growth Fund. IFG also has entered into a sub-advisory agreement with IAM, pursuant to which IAM serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's IAM Sub-Advised Funds. In addition, IFG has entered into a sub-advi-sory agreement with ITC, pursuant to which ITC serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's ITC Sub-Advised Funds. ITC is a wholly-owned subsidiary of the Adviser. All of the Adviser and the Sub-Advisers are indirect, wholly-owned subsidiaries of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

  AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios comprising the A I M Family of Funds(R). As of October 31, 1996, the total assets of the registered investment company port-folios advised or managed by AIM and its affiliates were approximately $57 billion.

  On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") en-tered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordi-nary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon con-summation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereaf-ter, INVESCO will change its name to "AMVESCO PLC" (the names of the Adviser and the Sub-Advisers will not change).

  The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggre-gate annualized asset management fees of INVESCO and AIM (based on assets un-der management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having re-ceived from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Ad-ministration Agreement, Registration Rights Agreement, Indemnification Agree-ment and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

  The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

  In connection with the Merger, the following agreements, each to be effec-tive upon the closing of the Merger, have been or will be executed:

   Voting Agreement. Certain AIM shareholders and their spouses, the current directors of INVESCO and proposed directors of INVESCO (expected to hold in the aggregate approximately 25% of the Ordinary Shares of INVESCO outstand-ing immediately following consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chairman); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite be-ing voted against by each AIM-designated board member present at such INVESCO Board meeting.

   Standstill Agreement and Transfer Restriction Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might re-sult in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM shareholders and INVESCO's current Chairman will be restricted in their ability to transfer their shares of INVESCO for a pe-riod of up to five years.

  If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreements will remain in effect. If the Proposed Agreements are approved and the Merger is thereafter consummated, the Proposed Agreements will be executed and become effective on the Closing Date. In the event the Merger is consum-mated and: (i) the Proposed Advisory Agreement is not approved by each of the Funds, the Proposed Advisory Agreement will be approved as to those Funds that voted in favor of the Proposed Advisory Agreement and the Board will determine what action to take as to any Fund(s) that voted against the Proposed Advisory Agreement; (ii) the Proposed IAL Agreement is not approved, the Board will de-termine what action to take; (iii) the Proposed IAM Agreement is not approved by each of the IAM Sub-Advised Funds, the Proposed IAM Agreement will be ap-proved as to the Fund that voted in favor of the Proposed IAM Agreement and the Board will determine what action to take as to the other Fund; (iv) the Proposed ITC Agreement is not approved by each of the ITC Sub-Advised Funds, the Proposed ITC Agreement will be approved as to the Fund that voted in favor of the Proposed ITC Agreement and the Board will determine what action to take as to the other Fund. In each of the above instances, any such action taken by the Board will be subject to the approval of the appropriate shareholders.

  Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Com-pany Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in per-tinent part, that an investment adviser of an investment company and its af-filiates may receive any amount or benefit in connection with a sale of secu-rities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are con-templated in connection with the Merger.

  The second condition is that, for a period of three years after the transac-tion occurs, at least 75% of the members of the board of directors of the in-vestment company advised by such adviser are not "interested persons" (as de-fined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% re-quirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, will comply with the 75% requirement.

  INVESCO has advised the Company that the Merger is not expected to have a material effect on the operations of the Company, on the Funds or on their shareholders. No material change in investment philosophy, policies or strate-gies is currently envisioned. The Adviser and the Sub-Advisers will, following the Merger, continue to be indirect wholly-owned subsidiaries of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser or the Sub-Advisers relating to the Company and its Funds, the personnel managing the Funds, or other services provided to or other business activities of the Company. The Merger also is not expected to result in mate-rial changes in the business, corporate structure or composition of the senior management or personnel of the Adviser or the Sub-Advisers. Based on the fore-going, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Company, or have any ad-verse effect on the Adviser's or a Sub-Adviser's ability to fulfill its re-spective obligations under the Proposed Agreements or to operate its business in a manner consistent with its current practices.

  Each of the Current Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser and/or the Sub-Advisers is deemed to be an assignment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Advisory Agreement, the Current IAL Agreement, the Current IAM Agreement and the Current ITC Agreement under the 1940 Act.

  Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Company by the Ad-viser, and to the Asian Growth Fund, the IAM Sub-Advised Funds and the ITC Sub-Advised Funds by IAL, IAM and ITC, respectively, a new investment advisory agreement between the Company and IFG is proposed to be approved by sharehold-ers of each of the Funds. In addition, it is proposed that: shareholders of the Asian Growth Fund approve a new sub-advisory agreement between IFG and IAL, shareholders of the IAM Sub-Advised Funds approve a new sub-advisory agreement between IFG and IAM and shareholders of the ITC Sub-Advised Funds approve a new sub-advisory agreement between IFG and ITC.

  The Board, including a majority of those Directors who are not "interested persons" of the Company as such term is defined under the 1940 Act (the "Inde-pendent Directors"), has approved the Proposed Advisory Agreement and the Pro-posed Sub-Advisory Agreements.

EVALUATION OF THE BOARD OF DIRECTORS

  At regular or special meetings of the Independent Directors and of the Board held on October 14, 15, 28 and 30 and on November 6, 1996, at each of which a majority of the Independent Directors were in attendance, the Directors evalu-ated the Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Agreements. Prior to and during the meetings the Independent Direc-tors requested and received all information they deemed necessary to enable them to determine whether each of the Proposed Agreements is in the best in-terests of the Company, the Funds and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by Fund management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be responsible for managing the day-to-day affairs of the Adviser and senior man-agement members of each of the Sub-Advisers will continue to be responsible for managing the affairs of those companies. In evaluating the effects of the Merger, the Independent Directors viewed as significant the fact that the Ad-viser and the Sub-Advisers are expected to continue to provide to the Company, the Funds and their shareholders, after the Merger, investment advisory serv-ices of the same nature and quality as before the Merger. Also, the Indepen-dent Directors considered the possible effects of the Merger on the Company and its Funds.

  The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Company, by IAL to the Asian Growth Fund, by IAM to the IAM Sub-Advised Funds and by ITC to the ITC Sub-Ad-vised Funds, as well as the benefits derived by the Adviser, IAL, IAM and ITC. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements. The Board specifically noted that, other than the dates of execution, effective-ness and termination, the terms of each of the Proposed Agreements are the same, in all material respects, as the terms of the corresponding Current Agreements. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Agreements are identical to the fees and expenses presently in effect under the corresponding Current Agreements.

  The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated compa-nies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser and the Sub-Advisers would not be ad-versely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser or Sub-Advisers obtaining any particular benefits.

  Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Di-rectors determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Company, the Funds and their shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS PRESENT AT THE APPLICABLE MEETING, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT, THAT SHAREHOLDERS OF THE ASIAN GROWTH FUND VOTE TO APPROVE THE PROPOSED IAL AGREEMENT, THAT SHAREHOLDERS OF THE IAM SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED IAM AGREEMENT AND THAT SHAREHOLDERS OF THE ITC SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED ITC AGREEMENT.

THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

  If (i) shareholders of each of the Funds approve the Proposed Advisory Agreement; (ii) shareholders of the Asian Growth Fund approve the Proposed IAL Agreement; (iii) shareholders of each of the IAM Sub-Advised

Funds approve the Proposed IAM Agreement; and (iv) shareholders of each of the ITC Sub-Advised Funds approve the Proposed ITC Agreement, the Proposed Agree-ments will become effective immediately after the closing of the Merger. This summary of the Proposed Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1., A.2., A.3. and A.4.

  Each of the Proposed Agreements will remain in effect, unless earlier termi-nated, for an initial term expiring two years from the Closing Date. As previ-ously discussed, the sole purpose of entering into the Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements is to enable IFG to continue to serve as the investment adviser to the Company and to enable IAL, IAM and ITC to continue to serve as sub-advisers to the Asian Growth Fund, the IAM Sub-Advised Funds and the ITC Sub-Advised Funds, respectively, after ter-mination of each of the Current Agreements by virtue of the "assignment" of such agreements that could result from the Merger. THE MATERIAL TERMS AND PRO-VISIONS OF EACH OF THE PROPOSED AGREEMENTS, OTHER THAN THEIR RESPECTIVE EFFEC-TIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CORRESPONDING CURRENT AGREEMENTS, EACH OF WHICH IS SUMMARIZED BE-LOW.

THE CURRENT ADVISORY AGREEMENT

  The Current Advisory Agreement, dated May 2, 1994, was unanimously approved on April 20, 1994, by a vote cast in person by a majority of the Company's Di-rectors, including a majority of the Independent Directors. On July 12, 1994, such agreement was approved by IFG, as the then sole shareholder of the Compa-ny, for an initial term expiring on April 30, 1996. On April 19, 1995, the Board, including a majority of the Independent Directors, approved an amend-ment to the agreement reflecting the addition of the investment portfolio des-ignated as the Asian Growth Fund to the Company. On September 12, 1995, IFG, the then sole shareholder of the Asian Growth Fund approved the Current Advi-sory Agreement. The continuation of the Current Advisory Agreement until April 30, 1997, was approved by the Directors, including a majority of the Indepen-dent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Advisory Agreement.

  The Current Advisory Agreement may be continued from year to year as to each Fund as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding vot-ing securities (as defined below under "Vote Required") of the Funds. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continu-ance. Upon sixty (60) days' written notice, the Current Advisory Agreement may be terminated at any time without penalty by the Board or by a majority of the then-outstanding voting securities of the Company or, with respect to a par-ticular Fund, by a majority of the then-outstanding voting securities of that Fund, or by IFG. As discussed earlier, the Current Advisory Agreement termi-nates automatically in the event of its "assignment" under the 1940 Act.

  The Current Advisory Agreement provides that the Adviser shall (either di-rectly or by delegation to a sub-adviser) maintain a continuous investment program for the Company and each of the Funds that is consistent with the Company's and the Funds' respective investment objectives and policies as set forth in the Company's registration statement (the "Registration Statement") and prospectuses and statements of additional information of each of the Funds (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the performance of such du-ties, the Adviser shall, among other things: (i) manage the investment and re-investment of the assets of the Company and the Funds; (ii) determine what se-curities are to be purchased or sold for the Company and the Funds and place, or arrange for the placement of, all orders for such transactions; (iii) fur-nish the Company and the Funds with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies;

(iv) make recommendations as to the manner in which rights pertaining to the Funds' portfolio securities should be exercised; (v) calculate the net asset value of each Fund as required by the 1940 Act; (vi) furnish requisite office space, equipment and facilities as may reasonably be requested by the Company from time to time; and (vii) maintain the Company's accounts and records and prepare all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission. Except to the extent assumed by IFG under the Current Advisory Agreement or required by law, expenses incurred in connection with the operations and organization of the Funds are borne by the Funds.

  As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. With respect to each of the Asian Growth Fund, the European Small Company Fund and the Latin American Growth Fund, the fee is calculated at the annual rate of: 0.75% of the first $500 million of the Fund's average net assets; 0.65% of the next $500 million of the Fund's aver-age net assets; and 0.55% of the Fund's average net assets over $1 billion. With respect to each of the Worldwide Capital Goods Fund and the Worldwide Communications Fund, the fee is calculated at the annual rate of: 0.65% of the first $500 million of the Fund's average net assets; 0.55% of the next $500 million of the Fund's average net assets; and 0.45% of the Fund's average net assets over $1 billion.

  For the fiscal year ended July 31, 1996, the European Small Company Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund paid to IFG total advisory fees of $271,008, $130,913, $52,495 and $255,873, respectively. The net assets, at July 31, 1996, for such Funds were $94,261,007, $32,063,900, $7,730,965 and
$50,516,386, respectively.

  For the period from March 1, 1996 (the Asian Growth Fund's inception) until July 31, 1996, the Asian Growth Fund paid to IFG total advisory fees of $26,564. The Asian Growth Fund's net assets at July 31, 1996 were $14,314,704.

  The Current Advisory Agreement provides that IFG shall not be liable for any error of judgment, mistake of law, any loss arising out of any investment, any other act or omission in the performance of its obligations under the Current Advisory Agreement not involving willful misfeasance, bad faith, gross negli-gence or reckless disregard of its obligations under such Agreement.

THE CURRENT SUB-ADVISORY AGREEMENTS

  The Current IAL Agreement, dated June 20, 1995, was unanimously approved on April 19, 1995 by a majority of the Directors, including a majority of the In-dependent Directors. On September 12, 1995, IFG, the then sole shareholder of the Asian Growth Fund, approved the Current IAL Agreement for an initial term expiring on April 30, 1996.

  The Current IAM Agreement, dated November 10, 1995, was unanimously approved on October 24, 1995 by a majority of the Directors, including a majority of the Independent Directors, reflecting an assignment to IAM of the obligations of sub-adviser to the IAM Sub-Advised Funds from another indirect wholly-owned subsidiary of INVESCO with no actual change in management or control. The Cur-rent IAM Agreement is substantially identical, in all material respects, to the prior sub-advisory agreement, which was approved on February 8, 1995, by IFG, as the then sole shareholder of the IAM Sub-Advised Funds, for an initial term expiring on April 30, 1996.

  The Current ITC Agreement, dated May 2, 1994, was unanimously approved on April 20, 1994 by a majority of the Directors, including a majority of the In-dependent Directors. On July 12, 1994, IFG, as the then sole shareholder of the ITC Sub-Advised Funds, approved the Current ITC Agreement for an initial term expiring on April 30, 1996.

  The continuation of the Current Sub-Advisory Agreements until April 30, 1997, was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Sub-Advisory Agreements. Each of the Cur-rent Sub-Advisory Agreements may be terminated at any time without penalty by IFG, the Board, a vote of a majority of the then-outstanding voting securities of the respective Fund or by the applicable Sub-Adviser. Termination by IFG or the Sub-Adviser requires sixty (60) days' written notice to the other party and to the Company.

  Each of the Current Sub-Advisory Agreements provides, as applicable, that IAL, as sub-adviser to the Asian Growth Fund, IAM, as sub-adviser to the IAM Sub-Advised Funds, and ITC, as sub-adviser to the ITC Sub-Advised Funds, sub-ject to the supervision of IFG and the Board, shall maintain a continuous in-vestment program for the Asian Growth Fund, the IAM Sub-Advised Funds and the ITC Sub-Advised Funds, respectively, that is consistent with each Fund's re-spective investment objectives and policies as set forth in the Company's Reg-istration Statement and in the Fund's Prospectus and SAI. In the performance of such duties, each Sub-Adviser is obligated to provide the Fund it sub-ad-vises with the same services as those set forth above in clauses (i) through
(iv) with respect to the services provided to the Company and the Funds by the Adviser.

  The Current IAL Agreement provides that as compensation for its services, IAL shall receive from IFG, at the end of each month, a fee based upon the Asian Growth Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.375% of the first $500 million of the Fund's average net assets; 0.325% of the next $500 million of the Fund's average net assets; and 0.275% of the Fund's average net assets over $1 bil-lion.

  The Current IAM Agreement provides that as compensation for its services, IAM shall receive from IFG, at the end of each month, a fee based upon each IAM Sub-Advised Fund's average net asset, determined daily. Specifically, the fee is calculated at the annual rate of: 0.375% of the first $500 million of the Fund's average net assets; 0.325% of the next $500 million of the Fund's average net assets; and 0.275% of the Fund's average net assets over $1 bil-lion.

  The Current ITC Agreement provides that as compensation for its services, ITC shall receive from IFG, at the end of each month, a fee based upon each ITC Sub-Advised Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.325% of the first $500 million of the Fund's average net assets, 0.275% of the next $500 million of the Fund's average net assets and 0.225% of the Fund's average net assets over $1 bil-lion.

  With respect to each of the Current Sub-Advisory Agreements the sub-advisory fees are paid by IFG, and not by the Funds or their shareholders.

  Under the Current Sub-Advisory Agreements, none of the Sub-Advisers shall be liable for any error of judgment, mistake of law or for any loss arising out of sub-advisory services rendered pursuant to such agreements, except losses arising from willful misfeasance, bad faith and gross negligence (and, in the case of the Current ITC Agreement, reckless disregard) of the Sub-Advisers' respective duties under these agreements.

INFORMATION CONCERNING ADVISER AND AFFILIATED COMPANIES

  IFG, a Delaware corporation, serves as the Company's investment adviser. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

INAH is an indirect wholly-owned subsidiary of INVESCO./1/ The corporate head-quarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, En-gland. IFG's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IFG currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $13.4 billion. Exhibit B to this Proxy Statement includes a list of investment companies, including the Compa-ny, for which the Adviser or the Sub-Advisers provide advisory services and which have similar investment objectives to those of the Funds, and sets forth the net assets of and advisory fees payable by such companies.

  The principal executive officer and directors of IFG and their principal oc-cupations are:

  Dan J. Hesser, Chairman of the Board, President and Chief Executive Officer; Brian N. Minturn, Executive Vice President and Director; Frank M. Bishop, Di-rector, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel
T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of INVESCO and Chief Executive Officer of INVESCO Individual Services Group; Robert J. O'Connor, Director, also, Chief Executive Officer and President of INVESCO Retirement Plan Services, a division of IFG; and
R. Dalton Sim, Director, also, President and Director of ITC.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., At-lanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

  IFG also acts as the Company's Distributor. Pursuant to an Administrative Services Agreement between the Company and IFG, IFG also provides administra-tive services to the Company, including sub-accounting and recordkeeping serv-ices and functions. During the fiscal year ended July 31, 1996, the Company paid IFG total compensation of $58,185 in payment of such services ($3,031, $15,420, $12,618, $11,211 and $15,905 of such compensation was paid IFG by the Asian Growth Fund (for the period from March 1, 1996), the European Small Com-pany Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund, respectively).

  During the fiscal year ended July 31, 1996, the Company paid IFG, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $317,397 for such services ($16,399, $66,181, $47,581, $35,801 and $151,435 of such compensation was paid IFG by the Asian Growth Fund (for the period from March 1, 1996), the European Small Company Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund, respectively).

  Pursuant to each of the Funds' Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act, the Funds paid IFG during the fiscal year ended July 31, 1996, total reimbursements of $261,460 ($8,854, $90,336,
$43,638, $20,191 and $98,441 of such reimbursements were paid by the Asian Growth Fund (for the period from March 1, 1996), the European Small Company Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund, respectively).

  Once the Merger is consummated and the Proposed Agreements are approved, IFG fully intends to continue to provide the same level, quality and nature of the foregoing services to the Company and its Funds as are currently being provid-ed.
----------------
/1/ The intermediary companies between INAH and INVESCO are as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

INFORMATION CONCERNING SUB-ADVISERS

 INVESCO Asia Limited

  INVESCO Asia Limited ("IAL"), Suite 2106, Two Pacific Place, 88 Queensway, Hong Kong, is a wholly-owned subsidiary of INVESCO Pacific Holdings, Ltd., Ce-dar House, 41 Cedar Avenue, Hamilton, HM12, Bermuda ("IPHL"). IPHL is an indi-rect wholly-owned subsidiary of INVESCO./2/ IFG, as investment adviser, has contracted with IAL for investment advisory and research services on behalf of the Asian Growth Fund. IAL has the primary responsibility for providing port-folio investment management services to that Fund. IAL also served as adviser or sub-adviser to two investment portfolios as of July 31, 1996. These two portfolios had aggregate assets of approximately $194.6 million as of July 31, 1996.

  The principal executive officer and directors of IAL, their addresses and their principal occupations are:

  Andrew Lo Tak Shing, Managing Director; the Honorable Michael Benson, Chair-man of the Board; Patrick Nigel Hale, Director; James Ian Wedderburn Cleland Robertson, Director; Anna Tong Seen Ming, Director; William A. Barron, Direc-tor; Hyung Jin Song, Director; and Sammy Lau Chung Hing, Director.

  The address of each of the foregoing officers and directors is Suite 2106, Two Pacific Place, 88 Queensway, Hong Kong.

 INVESCO Asset Management Limited

  INVESCO Asset Management Limited ("IAM"), 11 Devonshire Square, London EC2M 4YR, England, is a wholly-owned subsidiary of INVESCO Europe Limited ("IEL"). IEL is a direct wholly-owned subsidiary of INVESCO. IFG, as investment advis-er, has contracted with IAM for investment advisory research services on be-half of the European Small Company Fund and the Latin American Growth Fund. IAM has the primary responsibility for providing portfolio investment manage-ment services to the Funds. IAM also served as adviser or sub-adviser to 151 investment portfolios as of July 31, 1996. These 151 portfolios had aggregate assets of approximately $4.4 billion as of July 31, 1996.

  The principal executive officer and directors of IAM and their principal oc-cupations are as follows:

  Jeffrey C. Attfield, Deputy Chief Executive, Director and Fund Manager; Nor-man M. M. Riddell, Chairman of the Board and Investment Manager; Sarah C. Bates, Director and Managing Director, Investment Trust Division; Francesco Bertoni, Director and Investment Manager; Roy N. Bracher, Director and Invest-ment Director; Anthony Broccardo, Director and Fund Manager; Ian A. Carstairs, Director and Investment Manager; Adam D. Cooke, Director and Marketing Manager of Investment Services; Andrew J. Crossley, Director and Fund Manager; Olivier de Faramond, Director and Fund Manager; David C. Gillan, Director and Invest-ment Director; Peter J. Glynne-Percy, Director and Investment Manager; Tristan
P. A. Hillgarth, Director and Investment Manager; David C. Hypher, Director and Investment Director; Martin R. Kraus, Director and Investment Manager; Jeremy C. Lambourne, Director and Finance Director; Rory S. Powe, Director and Investment Manager; Jennifer M. Prince-Cooper, Director; Ricardo Ricciardi, Director; and Robert J. A. Cackett, Director and Secretary.

  The address of each of the foregoing officers and directors is 11 Devonshire Square, London EC2M 4YR, England.
----------------
/2/ The intermediary companies between IPHL and INVESCO are as follows: INVESCO
    Global Asset Management, Ltd., INVESCO International, Ltd. and INVESCO International Holdings, Ltd.

 INVESCO Trust Company

  INVESCO Trust Company ("ITC"), 7800 East Union Avenue, Denver, Colorado 80237, a Colorado trust company incorporated in 1969, is a wholly-owned sub-sidiary of IFG. IFG, as investment adviser, has contracted with ITC for in-vestment advisory and research services on behalf of the Worldwide Capital Goods Fund and the Worldwide Communications Fund. ITC has the primary respon-sibility for providing portfolio investment management services to these Funds. ITC also served as adviser or sub-adviser to 47 investment portfolios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had aggregate assets of approximately $12.5 billion as of October 31, 1996. In addition, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.

  The principal executive officer and directors of ITC and their principal oc-cupations are:

  R. Dalton Sim, President, Chief Executive Officer and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; and Dan J. Hesser, Director, also, President, Chief Ex-ecutive Officer and Director of IFG.

  The address of each of the foregoing officers and directors is set forth above.

VOTE REQUIRED

  As provided under the 1940 Act, approval of the Proposed Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund voting separately as a class and approval of each of the respective Proposed Sub-Advisory Agreements will require the affirmative vote of a major-ity of the outstanding shares of each Fund, voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the out-standing shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

  THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND IFG, THAT SHAREHOLDERS OF THE ASIAN GROWTH FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND IAL, THAT SHAREHOLDERS OF THE IAM SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND IAM AND THAT SHAREHOLDERS OF THE ITC SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND ITC.

               PROPOSAL 2: ELECTION OF DIRECTORS OF THE COMPANY

  The Company currently has eleven Directors. Vacancies on the Board are gen-erally filled by appointment by the remaining Directors. However, the 1940 Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of call-ing additional shareholder meetings, shareholders are being asked at this Meeting to elect the current eleven Directors to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's by-laws, as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms.

  Seven of the current Directors are "Independent Directors," i.e., Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The nominees for election as Directors have been proposed by the Directors now serving or, in the case of nominees for positions as Independent Directors, by the Independent Directors now serving. It is possible that the Board will consider the election of one additional Independent Director at its February 1997 meeting.

  The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all val-idly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or, in the case of an Independent Director nominee, by the Independent Directors.

  Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                                                                                    NUMBER OF
                                                                     DIRECTOR OR  COMPANY SHARES
                                                                      EXECUTIVE    BENEFICIALLY
                       POSITION, IF ANY, WITH THE COMPANY, PRINCIPAL OFFICER OF   OWNED DIRECTLY
                            OCCUPATION AND BUSINESS EXPERIENCE       THE COMPANY OR INDIRECTLY ON
    NAME AND AGE                 (DURING PAST FIVE YEARS)               SINCE    DEC. 9, 1996(1)
    ------------       --------------------------------------------- ----------- ----------------
Charles W.             Chairman of the Board of the Company.            1993           None
Brady*(3),(5),(6)      Chief Executive Officer and Director
Age 61                 of INVESCO and of various subsidiaries
                       thereof; Chairman of the Board of
                       INVESCO Advisor Funds, Inc. ("Advisor
                       Funds"), INVESCO Treasurer's Series
                       Trust ("Treasurer's Series Trust") and
                       The Global Health Sciences Fund
                       ("GHSF").
Dan J. Hesser*(3),(5)  President, Chief Executive Officer and           1993           None
Age 56                 Director of the Company. Chairman of
                       the Board, President and Chief Execu-
                       tive Officer of IFG; Director of ITC;
                       Trustee of GHSF; Chairman and Director
                       of Britannia North America Hold-
                       ings, Inc.
Fred A.                Vice Chairman of the Board of the Com-           1993           None
Deering(2),(3),(5)     pany. Vice Chairman of Advisor Funds
Age 68                 and Treasurer's Series Trust; Trustee
                       of GHSF; formerly, Chairman of the Ex-
                       ecutive Committee and Chairman of the
                       Board of Security Life of Denver In-
                       surance Company, Denver, Colorado; Di-
                       rector of ING American Holding Company
                       and ING Life Insurance Company of New
                       York.
Dr. Victor L. An-      Director of the Company. Professor               1993           None
drews(4),(6)           Emeritus, Chairman Emeritus and Chair-
Age 66                 man of the CFO Roundtable of the De-
                       partment of Finance of Georgia State
                       University, Atlanta, Georgia; Presi-
                       dent, Andrews Financial Associates,
                       Inc. (consulting firm); formerly, mem-
                       ber of the faculties of the Harvard
                       Business School and the Sloan School
                       of Management of MIT. Dr. Andrews is
                       also a Director of The Southeastern
                       Thrift and Bank Fund, Inc., Sheffield
                       Total Return Fund and Sheffield Inter-
                       mediate-Term Bond Fund.

                                                                                       NUMBER OF
                                                                                    COMPANY SHARES
                           POSITION, IF ANY, WITH THE COMPANY,      DIRECTOR OR      BENEFICIALLY
                                 PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                   BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
      NAME AND AGE               (DURING PAST FIVE YEARS)          COMPANY SINCE    DEC. 9, 1996(1)
      ------------         -----------------------------------   ----------------- -----------------
Bob R. Baker (3),(4),(5)  Director of the Company. President and       1993              None
Age 60                    Chief Executive Officer of AMC Cancer
                          Research Center, Denver, Colorado,
                          since January 1989.
Lawrence H. Budner        Director of the Company. Trust Consul-       1993              None
(2),(6)                   tant; prior to June 30, 1987, Senior
Age 66                    Vice President and Senior Trust Offi-
                          cer of InterFirst Bank, Dallas, Texas.
Daniel D. Chabris         Director of the Company. Financial           1993              629.7400
(2),(3),(5)               Consultant; Assistant Treasurer of
Age 73                    Colt Industries, Inc., New York, New
                          York from 1966 to 1988.
A. D. Frazier, Jr.* (4)   Director of the Company. Executive           1995              None
Age 52                    Vice President of INVESCO; from 1991
                          to 1996, Senior Executive Vice Presi-
                          dent and Chief Operating Officer of
                          the Atlanta Committee for the Olympic
                          Games; Trustee of GHSF; Director of
                          Charter Medical Corp.
Hubert L. Harris, Jr.*    Director of the Company. Chairman of         1996              None
Age 53                    the Board and Chief Executive Officer
                          of INVESCO Services, Inc.; Chief Exec-
                          utive Officer of INVESCO Individual
                          Services Group; Director of INVESCO;
                          President, Chief Executive Officer and
                          Chief Financial Officer of Advisor
                          Funds; President and Trustee of GHSF;
                          President of the Georgia Institute of
                          Technology Alumni Association and mem-
                          ber of the Alumni Board of Trustees
                          thereof.
Kenneth T. King           Director of the Company. Formerly,           1993              None
(3),(4),(5),(6)           Chairman of the Board of The Capitol
Age 71                    Life Insurance Company, Providence
                          Washington Insurance Company, and Di-
                          rector of numerous subsidiaries
                          thereof in the U.S., formerly, Chair-
                          man of the Board of The Providence
                          Capitol Companies in the United King-
                          dom and in Guernsey; Chairman of the
                          Board of the Symbion Corporation (a
                          high technology company) until 1987.
John W. McIntyre (2)      Director of the Company. Retired; for-       1995           14,240.0900
Age 66                    merly, Vice Chairman of the Board of
                          Directors of The Citizens and Southern
                          Corporation and Chairman of the Board
                          and Chief Executive Officer of The
                          Citizens and Southern Georgia Corp.
                          and Citizens and Southern National
                          Bank; Director of Golden Poultry Co.,
                          Inc.; Trustee of GHSF and of Gables
                          Residential Trust.

 (1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

 (2) Member of Audit Committee.

 (3) Member of Executive Committee.

 (4) Member of Management Liaison Committee.

 (5) Member of Valuation Committee.

 (6) Member of Compensation Committee.

  * Because of his affiliation with INVESCO, with the Company's investment advisers or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is de-fined in the 1940 Act.

  As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Company, as that term is defined in the 1940 Act. As noted above, seven of the current Directors (63%) are In-dependent Directors. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interest-ed" Directors would resign from the Board so that the Board would be in com-pliance with the 75% requirement at the time the Merger is effected.

  The committees of the Board are the compensation committee, executive com-mittee, audit committee, management liaison committee and valuation committee. The Company does not have a nominating committee. During the intervals between the meetings of the Board, and except for certain powers which, under applica-ble law and/or the Company's by-laws, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Company business. All decisions are subsequently submitted for ratification by the full Board. The audit committee, consisting of four Independent Directors, meets periodically with the Company's independent ac-countants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met three times, the audit committee met four times, the man-agement liaison committee met three times and the compensation committee met once. During the Company's last fiscal year, each director nominee attended 75% or more of the aggregate of the Board meetings and meetings of the commit-tees of the Board on which he served.

  The Company pays its Independent Directors the directors' fees and board vice chairman and committee chairmen fees described below and reimburses Inde-pendent Directors for travel expenses incurred in attending meetings. Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier, as "interested persons" of the Company and of other funds in the INVESCO Fund Complex,/3/ re-ceive compensation and are reimbursed for

----------------

/3The/following investment companies comprise the INVESCO Fund Complex:
  INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerg-ing Opportunity Funds, Inc., INVESCO GrowthFund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, INVESCO Variable Invest-ment Funds, Inc. (collectively, the "IFG-Distributed Funds"); INVESCO Advi-sor Funds, Inc.; The Global Health Sciences Fund; and INVESCO Treasurer's Series Trust.

travel expenses incurred in attending meetings as officers or employees of IFG or of its affiliated companies, but do not receive any directors' fees or other compensation from the Company or from other companies in the INVESCO Fund Complex for their services as Directors.

  The following table sets forth, for the fiscal year ended July 31, 1996: the compensation paid by the Company to its seven current Independent Directors (and to Mr. Frazier, for the period before he became an employee of INVESCO on November 1, 1996) for services rendered in their capacities as Directors of the Company; the benefits accrued as Company expenses with respect to the De-fined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these Directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds in the INVESCO Fund Complex to these Directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.

                                         PENSION/                        TOTAL
                                        RETIREMENT                   COMPENSATION
                         AGGREGATE       BENEFITS       ESTIMATED    FROM INVESCO
                        COMPENSATION  ACCRUED AS PART    ANNUAL      FUND COMPLEX
                          FROM THE      OF COMPANY    BENEFITS UPON      PAID
  NAME AND POSITION      COMPANY(1)     EXPENSES(2)   RETIREMENT(3) TO DIRECTORS(1)
  -----------------     ------------  --------------- ------------- ---------------
Fred A. Deering, Vice       2,388             71            59           87,350
Chairman of the Board
Victor L. Andrews,          2,363             62            65           68,000
Director
Bob R. Baker, Director      2,370             64            87           73,000
Lawrence H. Budner,         2,353             67            65           68,350
Director
Daniel D. Chabris,          2,371             76            46           73,350
Director
A. D. Frazier, Jr.,         2,342              0             0           63,500
Director(4)
Kenneth T. King,            2,364             73            53           70,000
Director
John W. McIntyre,           2,350              0             0           67,850
Director(4)
                           ------         ------           ---          -------
  TOTAL                    18,901            413           375          571,400
                           ======         ======           ===          =======
% OF NET ASSETS            0.0095%(5)     0.0002%(5)                     0.0043%(6)

 (1) The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, man-agement liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

 (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Directors.

 (3) These amounts represent the Company's share of the estimated annual ben-efits payable by the INVESCO Fund Complex (excluding GHSF, which does not participate in any retirement plan) upon the Directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Directors will be ad-justed periodically for inflation, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective Direc-tors. This results in lower estimated benefits for Directors who are closer to retirement and higher estimated benefits for Directors who are further from retirement. With the exception of Messrs. Frazier and McIn-tyre, each of these Directors has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit De-ferred Compensation Plan.

 (4) Messrs. Frazier and McIntyre began serving as Directors of the Company on April 19, 1995.

 (5) Total as a percentage of the Company's net assets as of July 31, 1996.

 (6) Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

  The officers of the Company, all of whom are officers and employees of, and paid by, IFG, are responsible for the day-to-day administration of the Company and of each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the IFG investment committee.

  All of the officers and Directors of the Company hold comparable positions with each of the IFG-Distributed Funds. In addition, all of the Directors of the Company are also directors of INVESCO Advisor Funds, Inc. (formerly known as The EBI Funds, Inc.); and, with the exception of Mr. Hesser, trustees of INVESCO Treasurer's Series Trust.

VOTE REQUIRED

  The Directors must be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is pres-ent.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

 PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Directors of the Company, including a majority of its Independent Direc-tors, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Company for the fiscal year ending July 31, 1997, subject to ratification by the Company's shareholders. This firm has no direct finan-cial interest or material indirect financial interest in the Company. Repre-sentatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The following summarizes Price Waterhouse LLP's audit services for the fis-cal year ended July 31, 1996: audit of annual financial statements; prepara-tion of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's audit committee; and routine consultation on financial accounting and reporting mat-ters.

  The Board authorized all services performed by Price Waterhouse LLP on be-half of the Company. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit indepen-dence.

  An audit committee, consisting of four Independent Directors, meets periodi-cally with the Company's independent accountants to review accounting and re-porting requirements.

VOTE REQUIRED

  The ratification of the selection of the independent accountants must be ap-proved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.

                                OTHER BUSINESS

  The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written propos-als to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.

                                            By Order of the Board of Directors,


                                                      /s/ Glen A. Payne
                                                      Glen A. Payne
                                                      Secretary

December 26, 1996

                                                                   EXHIBIT A.1.

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT is made this 28th day of February, 1997, in Denver, Colorado, by and between INVESCO FUNDS GROUP, INC. (the "Adviser"), a Delaware corpora-tion, and INVESCO Specialty Funds, Inc., a Maryland corporation (the "Compa-ny").

                                  WITNESSETH:

  WHEREAS, the Company is a corporation organized under the laws of the State of Maryland; and

  WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open end manage-ment investment company and has one class of shares (the "Shares"), which is divided into five series, each representing an interest in a separate portfo-lio of investments (such series initially being the INVESCO Worldwide Capital Goods Fund, ^ INVESCO Worldwide Communications Fund, INVESCO European Small Company Fund, INVESCO Latin American Growth Fund, and INVESCO Asian Growth Fund (individually, the "Fund" and collectively, the "Funds")); and

  WHEREAS, the Company desires that the Adviser manage its investment opera-tions and the Adviser desires to manage said operations;

  NOW, THEREFORE, in consideration of these premises and of the mutual cove-nants and agreements hereinafter contained, the parties hereto agree as fol-lows:

  1. Investment Management Services. The Adviser hereby agrees to manage the investment operations of the Company and its Funds, subject to the terms of this Agreement and to the supervision of the Company's directors (the "Direc-tors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Company:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Company and the Funds of the Company;

   (b) to maintain a continuous investment program for the Company and each Fund of the Company, consistent with (i) the Company's and each Fund's in-vestment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of addi-tional information of the Company or any Fund of the Company, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Company and its Funds, unless otherwise directed by the Directors of the Company, and to execute transactions accordingly;

   (d) to provide to the Company and the Funds of the Company the benefit of all of the investment analyses and research, the reviews of current economic conditions and trends, and the consideration of long range in-vestment policy now or hereafter generally available to investment advi-sory customers of the Adviser;

   (e) to determine what portion of the Company and each Fund of the Com-pany should be invested in common stocks, preferred stocks, Government ob-ligations, commercial paper, certificates of deposit,

                                    A.1.-1
 bankers' acceptances, variable amount notes, corporate debt obligations, and any other authorized securities;

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Company and/or Fund action and any other rights per-taining to the Company's portfolio securities shall be exercised; and

   (g) to calculate the net asset value of the Company and each Fund, as applicable, as required by the 1940 Act, subject to such procedures as may be established from time to time by the Company's Directors, based upon the information provided to the Adviser by the Company or by the custodi-an, co- custodian or sub-custodian of the Company's or any of the Funds' assets (the "Custodian") or such other source as designated by the Direc-tors from time to time.

  With respect to execution of transactions for the Company and for the Funds, the Adviser shall place, or arrange for the placement of, all orders for the purchase or sale of portfolio securities with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to obtain for the Company and the Funds the most favorable execution and price; after ful-filling this primary requirement of obtaining the most favorable execution and price, the Adviser is hereby expressly authorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to the Adviser. Receipt by the Adviser of any such statistical or other information and services should not be deemed to give rise to any re-quirement for adjustment of the advisory fee payable pursuant to paragraph 4 hereof. The Adviser may follow a policy of considering sales of shares of the Company as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

  The Adviser shall for all purposes herein provided be deemed to be an inde-pendent contractor.

  2. Allocation of Costs and Expenses. The Adviser shall reimburse the Company monthly for any salaries paid by the Company to officers, Directors, and full time employees of the Company who also are officers, general partners or em-ployees of the Adviser or its affiliates. Except for such sub-accounting, re-cordkeeping, and administrative services which are to be provided by the Ad-viser to the Company under the Administrative Services Agreement between the Company and the Adviser dated May 2, 1994, which was approved on April 20, 1994, by the Company's board of directors, including all of the independent directors, at the Company's request the Adviser shall also furnish to the Com-pany, at the expense of the Adviser, such competent executive, statistical, administrative, internal accounting and clerical services as may be required in the judgment of the Directors of the Company. These services will include, among other things, the maintenance (but not preparation) of the Company's ac-counts and records, and the preparation (apart from legal and accounting costs) of all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission and Company shareholders. The Adviser also will furnish, at the Adviser's expense, such office space, equipment and facilities as may be reasonably requested by the Company from time to time.

  Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Company shall pay all costs and expenses in connection with the operations and organization of the Company. Without limiting the generality of the foregoing, such costs and expenses payable by the Company include the following:

   (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Company and any Fund in connection with securities transactions to which the Company or any Fund is a party or in connection with securities owned by the Company or any Fund;

                                    A.1.-2

   (b) the fees, charges and expenses of any independent public accoun-tants, custodian, depository, dividend disbursing agent, dividend rein-vestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Company or for any Fund;

   (c) the interest on indebtedness, if any, incurred by the Company or any Fund;

   (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Company or any Fund to federal, state, county, city, or other governmental agents;

   (e) the fees and expenses involved in maintaining the registration and qualification of the Company and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regula-tory requirements, including the preparation and printing of prospectuses and statements of additional information;

   (f) the compensation and expenses of its Directors;

   (g) the costs of printing and distributing reports, notices of share-holders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Company's shareholders, as well as all expenses of shareholders' meetings and Directors' meetings;

   (h) all costs, fees or other expenses arising in connection with the or-ganization and filing of the Company's Articles of Incorporation, includ-ing its initial registration and qualification under the 1940 Act and un-der the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial reg-istration and qualification of its securities under the laws of any state and the approval of the Company's operations by any other federal or state authority;

   (i) the expenses of repurchasing and redeeming shares of the Company;

   (j) insurance premiums;

   (k) the costs of designing, printing, and issuing certificates repre-senting shares of common stock of the Company;

   (l) extraordinary expenses, including fees and disbursements of Company counsel, in connection with litigation by or against the Company or any Fund;

   (m) premiums for the fidelity bond maintained by the Company pursuant to
 Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to the Adviser as an insured thereun-
 der);

   (n) association and institute dues; and

   (o) the expenses, if any, of distributing shares of the Company paid by the Company pursuant to a Plan and Agreement of Distribution adopted under Rule 12b-1 of the Investment Company Act of 1940.

  3. Use of Affiliated Companies. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Ad-viser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of writ-ten approval of the Company, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully respon-sible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

                                    A.1.-3

  4. Compensation of the Adviser. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company shall pay to the Adviser an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Fund of the Company, as de-termined by valuations made in accordance with the Company's procedure for calculating the Funds' net asset value as described in the Company's Prospec-tus and/or Statement of Additional Information. The advisory fee to the Ad-viser with respect to the INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund shall be computed at the following annual rate:
0.65% of the first $500 million of each Fund's average net assets, 0.55% of the Fund's average net assets in excess of $500 million but not more than $1 billion, and 0.45% of the Fund's average net assets in excess of $1 billion. The advisory fee to the Adviser with respect to the INVESCO European Small Company Fund, INVESCO Latin American Growth Fund and INVESCO Asian Growth Fund shall be computed at the following annual rate: 0.75% of the first $500 mil-lion of each Fund's average net assets, 0.65% of the next $500 million of each Fund's average net assets and 0.55% of each Fund's average net assets over $1 billion.

  During any period when the determination of the Funds' net asset value is suspended by the Directors of the Company, the net asset value of a share of the Funds as of the last business day prior to such suspension shall, for the purpose of this Paragraph 4, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Adviser with respect to any assets of the Company or any Fund thereof which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

  If, in any given year, the sum of a Fund's expenses exceeds the most re-strictive state imposed annual expense limitation, the Adviser will be re-quired to reimburse the Fund for such excess expenses promptly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by the Company or such Fund in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment compa-nies, are accounted for as capital items and shall not be deemed to be ex-penses for purposes of this paragraph.

  5. Avoidance of Inconsistent Positions and Compliance with Laws. In connec-tion with purchases or sales of securities for the investment portfolio of the Company or any Fund, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Company or any Fund or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Invest-ment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  6. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Funds of the Company, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term of two years from the date of execu-tion, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Funds of the Company or by the Directors of the Company, and (ii) by a majority of the Directors of the Company who are not interested persons of the Adviser or the Company by votes cast in person at a meeting called for the purpose of voting on such approval. In the event of the disapproval of this Agreement, or of the continuation hereof, by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effectiveness of the

                                    A.1.-4
approval of this Agreement, or of the continuation hereof, by the shareholders of any other Fund (or by the Directors, including a majority of the disinter-ested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly approved or continued, as the case may be, as to such other Fund.

  This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Company or, with respect to a particular Fund, by a majority of the outstanding voting securities of that Fund, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or uncondition-ally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provi-sions of this paragraph 6, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the defini-tions of "interested person," "assignment" and "vote of a majority of the out-standing voting securities") shall be applied.

  The Adviser agrees to furnish to the Directors of the Company such informa-tion on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in para-graph 4 earned prior to such termination.

  7. Non Exclusive Services. The Adviser shall, during the term of this Agree-ment, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Company or any Fund of the Company. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Company or any Fund in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Com-pany or any Fund and the Adviser's other customers.

  8. Liability. The Adviser shall have no liability to the Company or any Fund or to the Company's shareholders or creditors, for any error of judgment, mis-take of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to the Company or any Fund not involving willful misfeasance, bad faith, gross negligence or reck-less disregard of its obligations and duties hereunder.

  9. Miscellaneous Provisions.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Adviser, and no material amendment of this Agreement shall be effective unless approved by (1) the vote of a majority of the Direc-tors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any Fund of the Company affected by such amendment; provided, however, that this paragraph shall not prevent any immaterial amendment(s) to this Agreement, which amendment(s) may be made without shareholder approval, if such amendment(s) are made with the approval of (1) the Directors and (2) a majority of the Directors of the Com-pany who are not interested persons of the Adviser or the Company. In the event of the disapproval of an amendment of this Agreement by the shareholders

                                    A.1.-5
of a particular Fund (or by the Directors of the Company as to a particular
Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effec-tiveness of the approval of the amendment by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Direc-tors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly amended as to such other Fund.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

  IN WITNESS WHEREOF, the Adviser and the Company each has caused this Agree-ment to be duly executed on its behalf by an officer thereunto duly autho-rized, the day and year first above written.

                                            INVESCO SPECIALTY FUNDS, INC.

                                            By: _______________________________

                                                          President

ATTEST:

_____________________________________

              Secretary

                                            INVESCO FUNDS GROUP, INC.

                                            By: _______________________________

                                                    Senior Vice President

ATTEST:

_____________________________________

              Secretary

                                    A.1.-6

                                                                   EXHIBIT A.2.

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO TRUST COMPANY, a Colorado corporation ("the Sub-Adviser").

                                  WITNESSETH:

  WHEREAS, INVESCO SPECIALTY FUNDS, INC. (the "Company") is engaged in busi-ness as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, two such series being designated the INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund (individually, a "Fund" and collectively, the "Funds"); and

  WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment ad-visory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Company on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinaf-ter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, sub-ject to the broad supervision of INVESCO and Board of Directors of the Compa-ny, for the period and on the terms and conditions set forth in this Agree-ment. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obliga-tions herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contrac-tor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

  The Sub-Adviser hereby agrees to manage the investment operations of the Funds, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and to execute all purchases and sales of portfolio securities;

                                    A.2.-1

   (b) to maintain a continuous investment program for the Funds, consis-tent with (i) each Fund's investment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

   (d) to provide to the Funds the benefit of all of the investment analy-sis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of each Fund should be invested in the various types of securities authorized for purchase by the Fund; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to each Fund's portfolio securities shall be exercised.

  With respect to execution of transactions for the Funds, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Funds to obtain prompt and reliable exe-cution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Re-search services prepared and furnished by brokers through which the Sub-Ad-viser effects securities transactions on behalf of the Funds may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Funds. The Sub-Adviser may follow a policy of considering sales of shares of the Funds as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above. In the selection of a bro-ker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contempo-raneous market in such securities, the importance to the Funds of speed, effi-ciency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowl-edge or familiarity with sources from or to whom such securities may be pur-chased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Funds.

                                    A.2.-2

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and person-nel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent ex-pressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Funds.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser an annual fee, computed daily and paid as of the last day of each month, using for each daily calcula-tion the most recently determined net asset value of each Fund, as determined by a valuation made in accordance with the Funds' procedures for calculating their net asset value as described in the Funds' Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be com-puted at the annual rate of 0.325% of the first $500 million of each Fund's average net assets, 0.275% of each Fund's average net assets in excess of $500 million but not more than $1 billion, and 0.225% of each Fund's average net assets in excess of $1 billion. During any period when the determination of a Fund's net asset value is suspended by the Directors of the Company, the net asset value of a share of the respective Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of a Fund which may be invested in any other in-vestment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                    LIMITATION OF LIABILITY OF SUB-ADVISER

  The Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Com-pany or the Funds, except for willful misfeasance, bad faith or gross negli-gence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, "Sub-Advis-er" shall include any affiliates of the Sub-Adviser performing services con-templated hereby and directors, officers and employees of the Sub-Adviser and such affiliates.

                                    A.2.-3

                                   ARTICLE V

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Funds are not to be deemed to be ex-clusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article V referred to as "affili-ates") being free to render services to others. It is understood that direc-tors, officers, employees and shareholders of the Company are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, em-ployees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Company as directors, officers and employees.

                                  ARTICLE VI

    AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folios of the Funds, neither the Sub- Adviser nor any of its directors, offi-cers or employees will act as a principal or agent for any party other than the Funds or receive any commissions. The Sub-Adviser will comply with all ap-plicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VII

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement shall become effective as of the date it is approved by a ma-jority of the outstanding voting securities of the Funds, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VII, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Funds, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. In the event of the disapproval of this Agreement, or of the continuation hereof, by the shareholders of a particular Fund (or by the Di-rectors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity of effectiveness of the approval of this Agree-ment, or of the continuation hereof, by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly approved or continued, as the case may be, as to such other Fund.

  This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO; the Funds by vote of a majority of the Directors of the Company; by vote of a majority of the outstanding voting securities of the Funds; or, with respect to a particular Fund, by a majority of the outstanding voting securities of that Fund, as the case may be; or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall auto-matically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

                                    A.2.-4

  The Sub-Adviser agrees to furnish to the Directors of the Company such in-formation on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                 ARTICLE VIII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, in-cluding a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Funds (other than an amendment which can be effective without shareholder approval under applicable law). In the event of the disapproval of an amendment of this Agreement by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effectiveness of the approval of the amendment by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly amended as to such other Fund.

                                  ARTICLE IX

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a ma-jority of the outstanding voting securities," "assignments," "affiliated per-son" and "interested person," when used in this Agreement, shall have the re-spective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE XI

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

                                    A.2.-5

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            INVESCO FUNDS GROUP, INC.

                                            By: _______________________________

                                                          President

ATTEST:

_____________________________________

              Secretary

                                            INVESCO TRUST COMPANY

                                            By: _______________________________

                                                          President

ATTEST:

_____________________________________

              Secretary

                                    A.2.-6

                                                                   EXHIBIT A.3.

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO ASSET MANAGEMENT LIMITED, a United Kingdom corporation ("the Sub-Adviser").

                                  WITNESSETH:

  WHEREAS, INVESCO SPECIALTY FUNDS, INC. (the "Company") is engaged in busi-ness as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with two such series being designated the INVESCO European Small Company Fund and INVESCO Latin American Growth Fund, (collectively the "Funds"); and

  WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment ad-visory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, the Sub-Adviser is a member of the Investment Management Regulatory Organization Limited ("IMRO") in the United Kingdom and as such is regulated by IMRO in the conduct of its business; further the Sub-Adviser shall provide services to INVESCO as a "Business Investor" as defined under the Rules of IMRO and as such certain rules designed for the protection of private custom-ers shall not apply; and

  WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Company on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinaf-ter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, sub-ject to the broad supervision of INVESCO and Board of Directors of the Compa-ny, for the period and on the terms and conditions set forth in this Agree-ment. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obliga-tions herein set forth for the compensation provided for herein. The Sub-Ad-viser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

                                    A.3.-1

  The Sub-Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and to execute all purchases and sales of portfolio securities;

   (b) to maintain a continuous investment program for the Funds, consis-tent with (i) the Funds investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional in-formation of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

   (d) to provide to the Funds the benefit of all of the investment analy-sis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of the Funds should be invested in the various types of securities authorized for purchase by the Funds; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Funds action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

  With respect to execution of transactions for the Funds, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable exe-cution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Re-search services prepared and furnished by brokers through which the Sub-Ad-viser effects securities transactions on behalf of the Funds may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Funds. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Ad-viser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to se-lect any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall con-sider such "posted" commission rates, if any, together with any other informa-tion available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contempo-raneous market in such securities, the importance to the Funds of speed, effi-ciency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowl-edge or familiarity with sources from or to whom such securities may be pur-chased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Funds.

  The Sub-Adviser may recommend transactions in which it has directly or indi-rectly a material interest, in unregulated collective investment schemes in-cluding any operated or advised by the Sub-Adviser or in margined

                                    A.3.-2
transactions. Advice on investments may extend to investments not traded or exchanges recognized or designated by the Securities and Investments Board.

  Both parties acknowledge that the advice given under this Agreement may in-volve liabilities in one currency matched by assets in another currency and that accordingly movements in rates of exchange may have a separate effect, unfavorable as well as favorable on the gain or loss experienced on an invest-ment.

  In carrying out its duties hereunder, the Sub-Adviser shall comply with all instructions of INVESCO in connection therewith such instructions may be given by letter, telex, telephone or facsimile by any Director or Officer of INVESCO or by any other person authorized by INVESCO.

  Any instructions which appear to conflict with the terms of this Agreement may be confirmed by the Sub-Adviser with INVESCO prior to execution.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and person-nel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent ex-pressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Funds.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Funds, as determined by a val-uation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Addi-tional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.375% of the Fund's daily net assets up to $500 million; 0.325% of the Fund's daily net assets in excess of $500 million but not more than $1 billion; and 0.275% of the Fund's daily net assets in excess of $1 billion. During any period when the determination of the Funds' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Funds as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. Howev-er, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Funds which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in ef-fect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                    A.3.-3

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Funds are not to be deemed to be ex-clusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affili-ates") being free to render services to others. It is understood that direc-tors, officers, employees and shareholders of the Funds are or may become in-terested in the Sub-Adviser and its affiliates, as directors, officers, em-ployees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Funds as directors, officers and employees.

                                   ARTICLE V

    AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folios of the Funds, neither the Sub-Adviser nor any of its directors, offi-cers or employees will act as a principal or agent for any party other than the Funds or receive any commissions. The Sub-Adviser will comply with all ap-plicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; the Rules and Regulations of IMRO; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement shall become effective as of the date it is approved by a ma-jority of the outstanding voting securities of the Fund of the Company, unless sooner terminated, as hereinafter provided. Thereafter, this Agreement shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this
Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a major-ity of the outstanding voting securities of the Funds, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Funds by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Funds, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termi-nation by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereun-der.

  The Sub-Adviser agrees to furnish to the Directors of the Company such in-formation on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                    A.3.-4

                                  ARTICLE VII

                                   LIABILITY

  The Sub-Adviser agrees to use its best efforts and judgement and due care in carrying out its duties under this Agreement provided however that the Sub-Ad-viser shall not be liable to INVESCO for any loss suffered by INVESCO or the funds advised in connection with the subject matter of this Agreement unless such loss arises from the willful misfeasance, bad faith or negligence in the performance of the Sub-Adviser's duties and subject and without prejudice to the foregoing. INVESCO hereby undertakes to indemnify and to keep indemnified the Sub-Adviser from and against any and all liabilities, obligations, losses, damages, suits and expenses which may be incurred by or asserted against the Sub-Adviser for which it is responsible pursuant to Article I hereof provided always that the Sub-Adviser shall send to INVESCO as soon as possible all claims, letters, summonses, writs or documents which it receives from third parties and provide whatever information and assistance INVESCO may require and no liability of any sort shall be admitted and no undertaking shall be given nor shall any offer, promise or payment be made or legal expenses in-curred by the Sub-Adviser without written consent of INVESCO who shall be en-titled if it so desires to take over and conduct in the name of the Sub-Ad-viser the defense of any action or to prosecute any claim for indemnity or damages or otherwise against any third party.

                                 ARTICLE VIII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, in-cluding a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Funds (other than an amendment which can be effective without shareholder approval under applicable law).

                                  ARTICLE IX

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a ma-jority of the outstanding voting securities," "assignments," "affiliated per-son" and "interested person," when used in this Agreement, shall have the re-spective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    A.3.-5

                                  ARTICLE XI

                                 MISCELLANEOUS

  Advice. Any recommendation or advice given by the Sub-Adviser to INVESCO hereunder shall be given in writing or by mail, telex, telefacsimile or by telephone, such telephone advice to be confirmed by mail, telex, telefacsimile or in writing to such place as INVESCO shall from time to time require; fur-ther the Sub-Adviser shall be free to telephone INVESCO as it sees fit in the performance of its duties.

  Complaints. The Sub-Adviser has in operation a written procedure for the proper handling of complaints from clients; if the matter of complaint cannot be resolved to INVESCO's satisfaction, INVESCO has the right of recourse to IMRO.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            INVESCO FUNDS GROUP, INC.

                                            By: _______________________________

                                                          President

ATTEST:

_____________________________________

              Secretary

                                            INVESCO ASSET MANAGEMENT LIMITED

                                            By: _______________________________

                                                        Director

ATTEST:

_____________________________________

           Secretary

                                    A.3.-6

                                                                   EXHIBIT A.4.

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Fund Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO ASIA LIMITED, a Hong Kong corporation ("the Sub-Adviser").

                                  WITNESSETH:

  WHEREAS, INVESCO SPECIALTY FUND, INC. (the "Company") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with one such series being designated the INVESCO Asian Growth Fund (the "Fund"); and

  WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment ad-visory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, the Sub-Adviser is a member of the Securities and Futures Commis-sion ("SFC") in Hong Kong and as such is regulated by SFC in the conduct of its business; further the Sub-Adviser shall provide services to INVESCO as a "Business Investor" as defined under the Rules of SFC and as such certain rules designed for the protection of private customers shall not apply; and

  WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Company on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinaf-ter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, sub-ject to the broad supervision of INVESCO and Board of Directors of the Compa-ny, for the period and on the terms and conditions set forth in this Agree-ment. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obliga-tions herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contrac-tor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

  The Sub-Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

                                    A.4.-1

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

   (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Ar-ticles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional informa-tion of the Fund, as from time to time amended and in use under the Secu-rities Act of 1933, as amended, and (ii) the Company's status as a regu-lated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

   (d) to provide to the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter gener-ally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of the Fund should be invested in the var-ious types of securities authorized for purchase by the Fund; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

  With respect to execution of transactions for the Fund, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable exe-cution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Re-search services prepared and furnished by brokers through which the Sub-Ad-viser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contempo-raneous market in such securities, the importance to the Fund of speed, effi-ciency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowl-edge or familiarity with sources from or to whom such securities may be pur-chased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

  The Sub-Adviser may recommend transactions in which it has directly or indi-rectly a material interest, in unregulated collective investment schemes in-cluding any operated or advised by the Sub-Adviser or in margined transac-tions. Advice on investments may extend to investments not traded or exchanges recognized or designated by the Securities and Investments Board.

                                    A.4.-2

  Both parties acknowledge that the advice given under this Agreement may in-volve liabilities in one currency matched by assets in another currency and that accordingly movements in rates of exchange may have a separate effect, unfavorable as well as favorable on the gain or loss experienced on an invest-ment.

  In carrying out its duties hereunder, the Sub-Adviser shall comply with all instructions of INVESCO in connection therewith such instructions may be given by letter, telex, telephone or facsimile by any Director or Officer of INVESCO or by any other person authorized by INVESCO.

  Any instructions which appear to conflict with the terms of this Agreement may be confirmed by the Sub-Adviser with INVESCO prior to execution.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and person-nel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent ex-pressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Fund.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund, as determined by a valu-ation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Addi-tional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.375% of the Fund's daily net assets up to $500 million; 0.325% of the Fund's daily net assets in excess of $500 million but not more than $1 billion; and 0.275% of the Fund's daily net assets in excess of $1 billion. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. Howev-er, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in ef-fect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                    A.4.-3

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Fund are not to be deemed to be ex-clusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affili-ates") being free to render services to others. It is understood that direc-tors, officers, employees and shareholders of the Fund are or may become in-terested in the Sub-Adviser and its affiliates, as directors, officers, em-ployees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Fund as directors, officers and employees.

                                   ARTICLE V

    AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folio of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Sub-Adviser will comply with all applica-ble laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; the Rules and Regulations of the SFC; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement shall become effective as of the date it is approved by a ma-jority of the outstanding voting securities of the Fund of the Company, unless sooner terminated, as hereinafter provided. Thereafter, this Agreement shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this
Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a major-ity of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Fund by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Fund, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agree-ment shall automatically terminate in the event of its assignment to the ex-tent required by the Investment Company Act of 1940 and the Rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Company such in-formation on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                    A.4.-4

                                  ARTICLE VII

                                   LIABILITY

  The Sub-Adviser agrees to use its best efforts and judgement and due care in carrying out its duties under this Agreement provided however that the Sub-Ad-viser shall not be liable to INVESCO for any loss suffered by INVESCO or the Fund advised in connection with the subject matter of this Agreement unless such loss arises from the willful misfeasance, bad faith or negligence in the performance of the Sub-Adviser's duties and subject and without prejudice to the foregoing. INVESCO hereby undertakes to indemnify and to keep indemnified the Sub-Adviser from and against any and all liabilities, obligations, losses, damages, suits and expenses which may be incurred by or asserted against the Sub-Adviser for which it is responsible pursuant to Article I hereof provided always that the Sub-Adviser shall send to INVESCO as soon as possible all claims, letters, summonses, writs or documents which it receives from third parties and provide whatever information and assistance INVESCO may require and no liability of any sort shall be admitted and no undertaking shall be given nor shall any offer, promise or payment be made or legal expenses in-curred by the Sub-Adviser without written consent of INVESCO who shall be en-titled if it so desires to take over and conduct in the name of the Sub-Ad-viser the defense of any action or to prosecute any claim for indemnity or damages or otherwise against any third party.

                                 ARTICLE VIII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, in-cluding a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law).

                                  ARTICLE IX

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a ma-jority of the outstanding voting securities," "assignments," "affiliated per-son" and "interested person," when used in this Agreement, shall have the re-spective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.


                                    A.4.-5

                                  ARTICLE XI

                                 MISCELLANEOUS

  Advice. Any recommendation or advice given by the Sub-Adviser to INVESCO hereunder shall be given in writing or by mail, telex, telefacsimile or by telephone, such telephone advice to be confirmed by mail, telex, telefacsimile or in writing to such place as INVESCO shall from time to time require; fur-ther the Sub-Adviser shall be free to telephone INVESCO as it sees fit in the performance of its duties.

  Complaints. The Sub-Adviser has in operation a written procedure for the proper handling of complaints from clients; if the matter of complaint cannot be resolved to INVESCO's satisfaction, INVESCO has the right of recourse to the SFC.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            INVESCO FUNDS GROUP, INC.

                                            By: _______________________________

                                                          President

ATTEST:

_____________________________________

              Secretary

                                            INVESCO ASIA LIMITED

                                            By: _______________________________

                                                      Managing Director

ATTEST:

_____________________________________

              Secretary

                                    A.4.-6

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INCOME FUNDS


  INCOME FUNDS     1940 ACT     ADVISER SUB-        ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                   OBJECTIVE            ADVISER     RATE (BASED ON    FEE RATE          OCTOBER 31,
                                                    AVERAGE NET       (BASED ON         1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
------------------------------------------------------------------------------------------------------
  SHORT-TERM BOND  Current      INVESCO INVESCO     .50% of the first .25% of the first   $10,884,689
  FUND*            Income;      Funds   Trust       $300 million;     $300 million;
                   Liquidity    Group,  Company     .40% of the next  .20% of the next
                                Inc.                $200 million;     $200 million;
                                                    .30% over         .15% over
                                                    $500 million      $500 million
------------------------------------------------------------------------------------------------------
  INTERMEDIATE     Capital      INVESCO INVESCO     .60% of the first .16% of the first   $44,684,053
  GOVERNMENT       Appreciation Funds   Capital     $500 million;     $500 million;
  BOND FUND*       and Income   Group,  Management, .50% of the next  .13% of the next
                                Inc.    Inc.        $500 million;     $500 million;
                                                    .40% over         .11% over
                                                    $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT  Current      INVESCO INVESCO     .55% of the first .25% of the first   $58,176,601
  SECURITIES       Income       Funds   Trust       $300 million;     $200 million;
  FUND*                         Group,  Company     .45% of the next  .20% over
                                Inc.                $200 million;     $200 million
                                                    .35% over
                                                    $500 million
------------------------------------------------------------------------------------------------------
  SELECT INCOME    Current      INVESCO INVESCO     .55% of the first .25% of the first  $265,380,728
  FUND*            Income       Funds   Trust       $300 million;     $200 million;
                                Group,  Company     .45% of the next  .20% over
                                Inc.                $200 million;     $200 million
                                                    .35% over
                                                    $500 million
------------------------------------------------------------------------------------------------------
  HIGH YIELD       Current      INVESCO INVESCO     .50% of the first .25% of the first  $398,615,748
  FUND*            Income       Funds   Trust       $300 million;     $200 million;
                                Group,  Company     .40% of the next  .20% over
                                Inc.                $200 million;     $200 million
                                                    .30% over
                                                    $500 million

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER WITH SIMILAR
INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
INCOME FUNDS


-------------------------------------------------------------------------------------------------------
  INCOME FUNDS    1940 ACT     ADVISER   SUB-        ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                  OBJECTIVE              ADVISER     RATE (BASED ON    FEE RATE (BASED   OCTOBER 31,
                                                     AVERAGE NET       ON AVERAGE NET    1996)
                                                     ASSETS)           ASSETS)
-------------------------------------------------------------------------------------------------------
  VIF-HIGH YIELD  Current      INVESCO   INVESCO     .60% of the first .30% of the first  $11,404,398
  FUND*           Income       Funds     Trust       $500 million;     $500 million;
                               Group,    Company     .55% of the next  .275% of the next
                               Inc.                  $500 million;     $500 million;
                                                     .45% over         .225% over
                                                     $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  INCOME          Capital      INVESCO   INVESCO     .65% *            .10%               $27,752,586
  PORTFOLIO       Appreciation Services, Capital
                  and Income   Inc.      Management,
                                         Inc.
-------------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; BALANCED FUNDS


  BALANCED     1940 ACT     ADVISER   SUB-ADVISER ADVISORY FEE      SUB-ADVISORY       NET ASSETS
  FUNDS        OBJECTIVE                          RATE (BASED ON    FEE RATE (BASED ON (AT OCTOBER 31,
                                                  AVERAGE NET       AVERAGE NET        1996)
                                                  ASSETS)           ASSETS)
------------------------------------------------------------------------------------------------------
  BALANCED     Capital      INVESCO   INVESCO     .60% of the first .30% of the first    $130,629,237
  FUND*        Appreciation Funds     Trust       $350 million;     $350 million;
               and Income   Group,    Company     .55% of the next  .275% of the next
                            Inc.                  $350 million;     $350 million;
                                                  .50% over         .25% over
                                                  $700 million      $700 million
------------------------------------------------------------------------------------------------------
  MULTI-ASSET  Capital      INVESCO   INVESCO     .75% of the first .375% of the first    $12,702,769
  ALLOCATION   Appreciation Funds     Management  $500 million;     $500 million;
  FUND*        and Income   Group,    & Research, .65% of the next  .325% of the next
                            Inc.      Inc.        $500 million;     $500 million;
                                                  .50% over         .25% over
                                                  $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  TOTAL        Capital      INVESCO   INVESCO     .75% of the first .20% of the first  $1,129,593,849
  RETURN       Appreciation Funds     Capital     $500 million;     $500 million;
  FUND         and Income   Group,    Management, .65% of the next  .17% of the next
                            Inc.      Inc.        $500 million;     $500 million;
                                                  .50% over         .13% over
                                                  $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  MULTIFLEX    Capital      INVESCO   INVESCO     1%                .35% of the first    $243,766,866
  PORTFOLIO    Appreciation Services, Management                    $500 million;
               and Income   Inc.      & Research,                   .25% over
                                      Inc.                          $500 million
------------------------------------------------------------------------------------------------------
  FLEX         Capital      INVESCO   INVESCO     .75%              .20%                 $473,695,882
  PORTFOLIO    Appreciation Services, Capital
               and Income   Inc.      Management,
                                      Inc.
------------------------------------------------------------------------------------------------------
  VIF-TOTAL    Capital      INVESCO   INVESCO     .75% of the first .375% of the first    $12,525,451
  RETURN       Appreciation Funds     Capital     $500 million;     $500 million;
  PORTFOLIO*   and Income   Group,    Management, .65% of the next  .325% of the next
                            Inc.      Inc.        $500 million;     $500 million;
                                                  .55% over         .275% over
                                                  $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  MAXIM        Capital      Great     INVESCO     1%                .55% of the first      $5,909,241
  INVESCO      Appreciation West      Trust                         $50 million;
  ADR          and Income   Life      Company                       .50% of the next
  PORTFOLIO                 Assurance                               $50 million;
                            Company                                 .40% over
                                                                    $100 million

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; BALANCED FUNDS


  BALANCED   1940 ACT     ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS (AT
  FUNDS      OBJECTIVE               ADVISER RATE (BASED ON FEE RATE (BASED   OCTOBER 31,
                                             AVERAGE NET    ON AVERAGE NET    1996)
                                             ASSETS)        ASSETS)
--------------------------------------------------------------------------------------------
  MAXIM      Capital      Great West INVESCO 1%             .50% of the first   $2,997,147
  INVESCO    Appreciation Life       Trust                  $25 million;
  BALANCED   and Income   Assurance  Company                .45% of the next
  PORTFOLIO               Company                           $50 million;
                                                            .40% of the next
                                                            $25 million;
                                                            .35% over
                                                            $100 million

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INTERNATIONAL FUNDS


  INTERNATIONAL   1940 ACT     ADVISER SUB-ADVISER ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS           OBJECTIVE                        RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                   AVERAGE NET       (BASED ON          1996)
                                                   ASSETS)           AVERAGE NET
                                                                     ASSETS)
------------------------------------------------------------------------------------------------------
  INTERNATIONAL   Capital      INVESCO INVESCO     1.0% of the first .25% of the first    $94,586,594
  GROWTH          Appreciation Funds   Asset       $500 million;     $500 million;
  FUND            and Income   Group,  Management  .75% of the next  .1875% of the next
                               Inc.    Limited     $500 million;     $500 million;
                                                   .65% over         .1625% over
                                                   $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  EUROPEAN        Capital      INVESCO INVESCO     .75% of the first .45% of the first   $300,588,228
  FUND            Appreciation Funds   Asset       $350 million;     $350 million;
                               Group,  Management  .65% of the next  .40% of the next
                               Inc.    Limited     $350 million;     $350 million;
                                                   .55% over         .35% over
                                                   $700 million      $700 million
------------------------------------------------------------------------------------------------------
  PACIFIC         Capital      INVESCO INVESCO     .75% of the first .45% of the first   $149,869,919
  BASIN           Appreciation Funds   Asset       $350 million;     $350 million;
  FUND                         Group,  Management  .65% of the next  .40% of the next
                               Inc.    Limited     $350 million;     $350 million;
                                                   .55% over         .35% over
                                                   $700 million      $700 million
------------------------------------------------------------------------------------------------------
  EUROPEAN        Capital      INVESCO INVESCO     .75% of the first .375% of the first  $117,484,141
  SMALL           Appreciation Funds   Asset       $500 million;     $500 million;
  COMPANY                      Group,  Management  .65% of the next  .325% of the next
  FUND                         Inc.    Limited     $500 million;     $500 million;
                                                   .55% over         .275% over
                                                   $1 billion        $1 billion

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INTERNATIONAL FUNDS


  INTERNATIONAL   1940 ACT     ADVISER   SUB-        ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS           OBJECTIVE              ADVISER     RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                     AVERAGE NET       (BASED ON          1996)
                                                     ASSETS)           AVERAGE NET
                                                                       ASSETS)
--------------------------------------------------------------------------------------------------------
  LATIN           Capital      INVESCO   INVESCO     .75% of the first .375% of the first  $32,864,679
  AMERICAN        Appreciation Funds     Asset       $500 million;     $500 million;
  GROWTH                       Group,    Management  .65% of the next  .325% of the next
  FUND                         Inc.      Limited     $500 million;     $500 million;
                                                     .55% over         .275% over
                                                     $1 billion        $1 billion
--------------------------------------------------------------------------------------------------------
  ASIAN           Capital      INVESCO   INVESCO     .75% of the first .375% of the first  $16,483,400
  GROWTH          Appreciation Funds     Asia        $500 million;     $500 million;
  FUND*                        Group,    Limited     .65% of the next  .325% of the next
                               Inc.                  $500 million;     $500 million;
                                                     .55% over         .275% over
                                                     $1 billion        $1 billion
--------------------------------------------------------------------------------------------------------
  INTERNATIONAL   Capital      INVESCO   INVESCO     1.0%              .35% of the first   $42,820,898
  VALUE           Appreciation Services, Capital                       $50 million;
  PORTFOLIO       and Income   Inc.      Management,                   .30% of the next
                                         Ltd.                          $50 million;
                                                                       .25% over
                                                                       $100 million

 * Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; GROWTH & VALUE FUNDS


  GROWTH &      1940 ACT     ADVISER   SUB-ADVISER ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE         OBJECTIVE                          RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                            AVERAGE NET       (BASED ON         1996)
                                                   ASSETS)           AVERAGE NET
                                                                     ASSETS)
-----------------------------------------------------------------------------------------------------
  VALUE EQUITY  Capital      INVESCO   INVESCO     .75% of the first .20% of the first  $221,736,052
  FUND          Appreciation Funds     Capital     $500 million;     $500 million;
                and Income   Group,    Management, .65% of the next  .17% of the next
                             Inc.      Inc.        $500 million;     $500 million;
                                                   .50% over         .13% over
                                                   $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  GROWTH FUND   Long-Term    INVESCO   INVESCO     .60% of the first .25% of the first  $650,140,716
                Capital      Funds     Trust       $350 million;     $200 million;
                Growth;      Group,    Company     .55% of the next  .20% over
                Current      Inc.                  $350 million;     $200 million
                Income                             .50% over
                Secondary                          $700 million
-----------------------------------------------------------------------------------------------------
  DYNAMICS      Capital      INVESCO   INVESCO     .60% of the first .25% of the first  $836,458,920
  FUND          Appreciation Funds     Trust       $350 million;     $200 million;
                             Group,    Company     .55% of the next  .20% over
                             Inc.                  $350 million;     $200 million
                                                   .50% over
                                                   $700 million
-----------------------------------------------------------------------------------------------------
  EMERGING      Long-Term    INVESCO   INVESCO     .75% of the first .25% of the first  $275,668,167
  GROWTH FUND   Capital      Funds     Trust       $350 million;     $200 million;
                Growth       Group,    Company     .65% of the next  .20% over
                             Inc.                  $350 million;     $200 million
                                                   .55% over
                                                   $700 million
-----------------------------------------------------------------------------------------------------
  SMALL         Long-Term    INVESCO   INVESCO     .75%              .375%               $47,292,558
  COMPANY       Capital      Funds     Management
  FUND*         Growth       Group,    & Research,
                             Inc.      Inc.
-----------------------------------------------------------------------------------------------------
  EQUITY        Capital      INVESCO   INVESCO     .75%              .20%               $134,188,186
  PORTFOLIO     Appreciation Services, Management
                and Income   Inc.      & Research,
                                       Inc.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; GROWTH & VALUE FUNDS


  GROWTH &         1940 ACT   ADVISER      SUB-        ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE            OBJECTIVE               ADVISER     RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                                AVERAGE NET       (BASED ON         1996)
                                                       ASSETS)           AVERAGE NET
                                                                         ASSETS)
---------------------------------------------------------------------------------------------------------
  JOHN HANCOCK     Aggressive John Hancock INVESCO     .80% of the first .55% of the first   $9,621,404
  VARIABLE SERIES  Growth     Mutual       Management  $100 million;     $100 million;
  TRUST -- SMALL              Life         & Research, .75% of the next  .50% of the next
  CAP VALUE                   Insurance    Inc.        $100 million;     $100 million;
  FUND                        Company                  .65% over         .40% over
                                                       $200 million      $200 million
---------------------------------------------------------------------------------------------------------
  MAXIM            Long-Term  Great West   INVESCO     1%                .55% of the first   $2,997,147
  INVESCO          Capital    Life         Trust                         $25 million;
  SMALL-CAP        Growth     Assurance    Company                       .50% of the next
  GROWTH                      Company                                    $50 million;
  PORTFOLIO                                                              .40% of the next
                                                                         $25 million;
                                                                         .35% over
                                                                         $100 million

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; EQUITY INCOME FUNDS


  EQUITY                1940 ACT     ADVISER SUB-    ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  INCOME FUNDS          OBJECTIVE            ADVISER RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                     AVERAGE NET       (BASED ON          1996)
                                                     ASSETS)           AVERAGE NET
                                                                       ASSETS)
--------------------------------------------------------------------------------------------------------
  INDUSTRIAL            Current      INVESCO INVESCO .60% of the first .25% of the first  $4,206,106,717
  INCOME FUND           Income       Funds   Trust   $350 million;     $200 million;
                                     Group,  Company .55% of the next  .20% over
                                     Inc.            $350 million;     $200 million
                                                     .50% over
                                                     $700 million
--------------------------------------------------------------------------------------------------------
  UTILITIES PORTFOLIO*  Capital      INVESCO INVESCO .75% of the first .25% of the first    $152,742,377
                        Appreciation Funds   Trust   $350 million;     $200 million;
                        and Income   Group,  Company .65% of the next  .20% over
                                     Inc.            $350 million;     $200 million
                                                     .55% over
                                                     $700 million
--------------------------------------------------------------------------------------------------------
  VIF-INDUSTRIAL        Current      INVESCO INVESCO .75% of the first .375% of the first    $19,167,082
  INCOME PORTFOLIO*     Income       Funds   Trust   $500 million;     $500 million;
                                     Group,  Company .65% of the next  .325% of the next
                                     Inc.            $500 million;     $500 million;
                                                     .55% over         .275% over
                                                     $1 billion        $1 billion
--------------------------------------------------------------------------------------------------------
  VIF-UTILITIES         Capital      INVESCO INVESCO .60% of the first .30% of the first      $1,295,949
  PORTFOLIO*            Appreciation Funds   Trust   $500 million;     $500 million;
                        and Income   Group,  Company .55% of the next  .275% of the next
                                     Inc.            $500 million;     $500 million;
                                                     .45% over         .225% over
                                                     $1 billion        $1 billion

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; EQUITY INCOME FUNDS


  EQUITY            1940 ACT  ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS (AT
  INCOME FUNDS      OBJECTIVE            ADVISER RATE (BASED ON FEE RATE          OCTOBER 31,
                                                 AVERAGE NET    (BASED ON         1996)
                                                 ASSETS)        AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  AMERICAN          High      American   INVESCO .75%           .50% of the first  $320,023,507
  SKANDIA TRUST --  Current   Skandia    Trust                  $25 million;
  EQUITY INCOME     Income;   Investment Company                .45% of the next
  PORTFOLIO         Capital   Services,                         $50 million;
                    Growth    Inc.                              .40% of the next
                    Secondary                                   $25 million;
                                                                .35% over
                                                                $100 million

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


  SECTOR FUNDS   1940 ACT     ADVISER SUB-    ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                 OBJECTIVE            ADVISER RATE (BASED ON    FEE RATE          OCTOBER 31,
                                              AVERAGE NET       (BASED ON         1996)
                                              ASSETS)           AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  ENERGY         Capital      INVESCO INVESCO .75% of the first .25% of the first  $236,169,412
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  ENVIRONMENTAL  Capital      INVESCO INVESCO .75% of the first .25% of the first   $26,793,694
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  FINANCIAL      Capital      INVESCO INVESCO .75% of the first .25% of the first  $542,687,937
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO*                  Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  GOLD           Capital      INVESCO INVESCO .75% of the first .25% of the first  $277,892,364
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  HEALTH         Capital      INVESCO INVESCO .75% of the first .25% of the first  $933,828,112
  SCIENCES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


  SECTOR FUNDS       1940 ACT     ADVISER   SUB-      ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
                     OBJECTIVE              ADVISER   RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                      AVERAGE NET       (BASED ON          1996)
                                                      ASSETS)           AVERAGE NET
                                                                        ASSETS)
---------------------------------------------------------------------------------------------------------
  LEISURE            Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $252,297,128
  PORTFOLIO          Appreciation Funds     Trust     $350 million;     $200 million;
                                  Group,    Company   .65% of the next  .20% over
                                  Inc.                $350 million;     $200 million
                                                      .55% over
                                                      $700 million
---------------------------------------------------------------------------------------------------------
  TECHNOLOGY         Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $789,610,651
  PORTFOLIO          Appreciation Funds     Trust     $350 million;     $200 million;
                                  Group,    Company   .65% of the next  .20% over
                                  Inc.                $350 million;     $200 million
                                                      .55% over
                                                      $700 million
---------------------------------------------------------------------------------------------------------
  WORLDWIDE          Capital      INVESCO   INVESCO   .65% of the first .325% of the first    $4,225,087
  CAPITAL            Appreciation Funds     Trust     $500 million;     $500 million;
  GOODS FUND*                     Group,    Company   .55% of the next  .275% of the next
                                  Inc.                $500 million;     $500 million;
                                                      .45% over         .225% over
                                                      $1 billion        $1 billion
---------------------------------------------------------------------------------------------------------
  WORLDWIDE          Capital      INVESCO   INVESCO   .65% of the first .325% of the first   $51,218,075
  COMMUNICATIONS     Appreciation Funds     Trust     $500 million;     $500 million;
  FUND               and Income   Group,    Company   .55% of the next  .275% of the next
                                  Inc.                $500 million;     $500 million;
                                                      .45% over         .225% over
                                                      $1 billion        $1 billion
---------------------------------------------------------------------------------------------------------
  REAL ESTATE        Capital      INVESCO   INVESCO   .90%              .35% of the first    $15,293,490
  PORTFOLIO          Appreciation Services, Realty                      $100 million;
                     and Income   Inc.      Advisers,                   .25% over
                                            Inc.                        $100 million
---------------------------------------------------------------------------------------------------------
  THE GLOBAL HEALTH  Capital      INVESCO   None      1.0%              N/A                 $455,821,034
  SCIENCES FUND**    Appreciation Trust
                                  Company

  * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.
 ** Closed-end Fund

        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                         INVESCO SPECIALTY FUNDS, INC.
                      INVESCO LATIN AMERICAN GROWTH FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and
Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Latin American Growth Fund of INVESCO Specialty Funds, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday,
January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Asset Management Limited, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

2. Proposal to elect eleven directors of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr.,
     Hubert L. Harris, Jr., Kenneth T. King and John W. McIntyre.

                               Vote on Directors
              For All [_]   Withhold All [_]   For All Except [_]

     To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

     -------------------------------------------------------------------

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

                               Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                       Signature                      Date
                                (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                         INVESCO SPECIALTY FUNDS, INC.
                      INVESCO WORLDWIDE CAPITAL GOODS FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Worldwide Capital Goods Fund of INVESCO Specialty Funds, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of Invesco PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

2. Proposal to elect eleven directors of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T. King and John W. McIntyre.

                                Vote on Directors
              For All [_]   Withhold All [_]   For All Except [_]

     To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

     ---------------------------------------------------------------------

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

                                Vote on Proposal
                      For [ ]   Against [ ]   Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


-------------------------------------------------------------------------------
Signature                Signature                      Date
                         (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                         INVESCO SPECIALTY FUNDS, INC.
                     INVESCO WORLDWIDE COMMUNICATIONS FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Worldwide Communications Fund of INVESCO Specialty Funds, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]


2. Proposal to elect eleven directors of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T. King and John W. McIntyre.

                                Vote on Directors
              For All [_]   Withhold All [_]   For All Except [_]

     To withhold the authority to vote, mark "For All Except" and write the nominee's name on the line below.

         ------------------------------------------------------------

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                Signature                                Date
                         (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                         INVESCO SPECIALTY FUNDS, INC.
                           INVESCO ASIAN GROWTH FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Asian Growth Fund of INVESCO Specialty Funds, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday,
January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Asia Limited, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]


2. Proposal to elect eleven directors of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T. King and John W. McIntyre.

                                Vote on Directors
              For All [_]   Withhold All [_]   For All Except [_]

     To withhold the authority to vote, mark "For All Except" and write the nominee's name on the line below.

         ------------------------------------------------------------

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

                                Vote on Proposal
                   For [   ]   Against [   ]   Abstain [   ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                Signature                      Date
                         (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                         INVESCO SPECIALTY FUNDS, INC.
                      INVESCO EUROPEAN SMALL COMPANY FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO European Small Company Fund of INVESCO Specialty Funds, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Asset Management Limited, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]   Abstain [_]

2. Proposal to elect eleven directors of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr.,
      Hubert L. Harris, Jr., Kenneth T. King and John W. McIntyre.

                                Vote on Directors
              For All [_]   Withhold All [_]   For All Except [_]

     To withhold the authority to vote, mark "For All Except" and write the nominee's name on the line below.

         ------------------------------------------------------------

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

                                Vote on Proposal
                      For [ ]   Against [ ]   Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


-------------------------------------------------------------------------------
Signature                     Signature                          Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.